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                                                                    EXHIBIT 10.1



                               SIXTH AMENDMENT TO
                          AAR CORP. STOCK BENEFIT PLAN


          WHEREAS, AAR CORP. (the "Company") adopted the AAR CORP. Stock Benefit Plan (the "Plan") on July 16, 1992, amended the Plan by a First Amendment dated July 29, 1996, a Second Amendment dated January 2, 1997, a Third Amendment dated May 6, 1997, a Fourth Amendment dated March 20, 1998, and a Fifth Amendment dated December 16, 1999, and reserved the right to further amend the Plan; and

         WHEREAS, the Board of Directors of the Company deems it appropriate to further amend the Plan as described below and approved such amendment at its October 14, 1999 meeting.

         NOW, THEREFORE, the Plan is hereby amended as follows, effective October 13,1999:

         Section 5.1 is amended to read as follows:

                  "All Awards to Non-Employee Directors shall be automatic and non-discretionary. Each individual who is a Non-Employee Director on the effective date of the Plan shall automatically receive an Award, on the effective date, consisting of a NSO to purchase 10,000 Shares and each individual who becomes a Non-Employee Director after the effective date of the Plan shall automatically receive an Award, on the date he or she becomes a Non-Employee Director, consisting of a NSO to purchase 10,000 Shares. The preceding formula for Awards to Non-Employee Directors shall not be changed more than once in any six-month period."


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         This Sixth Amendment has been executed by the Company, by its duly authorized officer, on this 14 day of October, 1999, and attested by its Secretary.


                                        AAR CORP.


                                        By /s/ David P. Storch
                                           -------------------------------------
                                           David P. Storch
                                           President and Chief Executive Officer



ATTEST:



/s/Howard A. Pulsifer
--------------------------------------------
Howard A. Pulsifier, Secretary



SEAL